UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

current report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2025

SELECT MEDICAL HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34465	20-1764048
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4714 Gettysburg Road, P.O. Box 2034

Mechanicsburg, PA 17055

(Address of principal executive offices)  (Zip Code)

(717) 972-1100

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SEM	New York Stock Exchange (NYSE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether either registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if either registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of the Company’s Non-Employee Director Compensation Policy

The annual meeting of stockholders (the “Annual Meeting”) of Select Medical Holdings Corporation (the “Company”) was held on April 24, 2025. At the Annual Meeting, the stockholders of the Company, upon recommendation of the Board of Directors of the Company (the “Board”) approved the Company’s Non-Employee Director Compensation Policy (the “Director Compensation Policy”). The Director Compensation Policy sets forth the cash and equity compensation that is to be paid to our non-employee directors, including a quarterly cash retainer of $18,000 with an option to receive fully-vested shares of the Company’s common stock in lieu of the quarterly cash retainer, attendance fee of $3,000 per in-person Board meeting ($600 per telephonic Board meeting) and fees for participation on committees of the Board.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the text of the Director Compensation Policy, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. A more detailed summary of the Director Compensation Policy can be found in the “Vote on the Non-Employee Director Compensation Policy—Proposal #3” in the definitive proxy statement for the Company’s 2025 annual meeting of stockholders filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 5, 2025, as amended (the “2025 Proxy Statement”), which description is incorporated by reference herein.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the Company’s stockholders, upon recommendation of the Board, approved an amendment to the Amended and Restated Certificate of Incorporation (the “Charter”), eliminating the supermajority voting requirements. The amendment of the Charter reduces the voting threshold to a majority of the Company’s outstanding shares to amend (i) the Company's Amended and Restated Bylaws (the “Bylaws”) and (ii) certain enumerated provisions of the Charter.

The Board previously also approved an amendment to the Bylaws, which became effective upon the effectiveness of the foregoing amendment to the Charter. The amendment to the Bylaws reduces the voting threshold to a majority of the Company’s outstanding shares to (i) amend the Bylaws and (ii) remove of a Director for cause.

A description of the amendment can be found in “Approval of Amendment to the Amended and Restated Certificate of Incorporation and Bylaws to Eliminate Supermajority Voting Requirements—Proposal #2” in the Proxy Statement. The amendment of the Charter became effective upon the filing of a certificate of amendment with the Delaware Secretary of State on April 28, 2025. Copies of the Certificate of Amendment to the Charter and Amendment No. 1 to Bylaws are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders approved six proposals. The proposals below are described in the Company’s definitive proxy statement dated March 5, 2025. The results are as follows:

Proposal 1: The Election of Four Class I Directors to the Board of Directors

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Russell L. Carson	111,273,310	8,556,195	90,923	3,284,257
Katherine R. Davisson	118,166,994	1,663,183	90,251	3,284,257
William H. Frist	117,379,051	2,451,114	90,263	3,284,257
Marilyn B. Tavenner	111,366,656	8,141,359	412,413	3,284,257

Proposal 2: Approval of Amendment to the Company’s Amended and Restated Certificate of Incorporation To Eliminate Supermajority Voting Requirements

Votes For	Votes Against	Abstentions	Broker Non-Votes
119,719,373	135,711	65,344	3,284,257

Proposal 3: Approval of the Company’s Non-Employee Director Compensation Policy

Votes For	Votes Against	Abstentions	Broker Non-Votes
117,691,509	2,137,833	91,086	3,284,257

Proposal 4: Non-Binding Advisory Vote on Stockholder’s Proposal to Elect Each Director Annually

Votes For	Votes Against	Abstentions	Broker Non-Votes
95,564,837	23,828,463	281,610	3,529,775

Proposal 5: Non-Binding Advisory Vote on the Compensation of the Company’s Named Executive Officers

Votes For	Votes Against	Abstentions	Broker Non-Votes
108,011,565	11,314,550	594,313	3,284,257

Proposal 6: Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2025

Votes For	Votes Against	Abstentions	Broker Non-Votes
121,317,908	1,846,305	40,472	0

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Certificate of Incorporation of Select Medical Holdings Corporation (filed herewith)
3.2	Amendment No. 1 to Amended and Restated Bylaws of Select Medical Holdings Corporation (filed herewith)
10.1	Non-Employee Director Compensation Policy of Select Medical Holdings Corporation (filed herewith)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELECT MEDICAL HOLDINGS CORPORATION

Date: April 29, 2025	By:	/s/ Michael E. Tarvin
Michael E. Tarvin
Senior Executive Vice President, General Counsel and Secretary